COVID-19 pandemic	6 Months Ended
Jun. 30, 2021
COVID-19 pandemic [Abstract]
COVID-19 pandemic	COVID-19 pandemic
AngloGold Ashanti continues to respond to the evolving COVID-19 pandemic, including the multiple waves of the outbreak and the surge of new variants of the virus, while contributing to the global effort to stop the spread of the virus and provide public health and economic relief to local communities. The Company has taken a number of proactive steps to protect employees, host communities and the business itself. These steps have been in line with the Company’s values, the requirements of the countries in which we operate, and guidelines provided by the World Health Organization (WHO). The health and well-being of our employees and our host communities remains a key priority for us. We remain mindful that the COVID-19 pandemic, its impacts on communities and economies, and the actions authorities may take in response to it, are subject to change depending on prevailing conditions from time to time.

During the first half of 2021, our Brazilian operations and the Obuasi mine were most affected as new variants of the virus caused greater community infections, leading to an increase in general absenteeism and the number of employees in quarantine and isolation, with a consequent impact on productivity at those operations. While infection rates in Brazil and Ghana have since declined from the recent peaks, the number of cases in Brazil remains high. In addition, Cerro Vanguardia continues to operate at between 60% to 80% mining capacity due to ongoing inter-provincial travel restrictions in Argentina, which continue to prevent certain employees from travelling to this remote site, hampering normal crew rotations. The government-imposed lockdowns, quarantines and travel restrictions in Argentina have necessitated an expansion of on-site accommodation to facilitate increased numbers of people on site for longer periods of time.